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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) January 15,2007
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                           88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry Into a Material Definitive Agreement.
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         On January 15, 2007, Amaru Holdings Limited ("Amaru Holdings"), a
British Virgin Islands corporation and a wholly-owned subsidiary of Amaru, Inc., a Nevada corporation the "Company") entered into a sale and purchase agreement together with other sellers (the "Agreement") with Auston International Group, Ltd., a Singapore company ("Auston") to sell to Auston its majority owned subsidiary, M2B World Asia Pacific Pte Ltd., together with its subsidiary, M2B World Holdings Limited (collectively, "M2B Asia"). Auston is a company trading on the Singapore Stock Exchange. The Agreement provides for the sale of 42,459,978 shares of M2B Word Asia Pacific Pte Ltd, its total issued and outstanding capital. As the consideration for M2B World Asia Pacific Pte Ltd shares, Auston agreed to issue a total of 660 million new ordinary shares of Auston to M2B World Asia Pacific Pte Ltd shareholders. The Auston shares are valued at S$0.25 per share.

         The Agreement is subject to certain conditions precedent, including, but not limited to the shareholder approval of the transaction by Auston shareholders, the approval of the Singapore Stock Exchange and other related regulatory approvals of both parties.

         Amaru Holdings is required to deliver a valuation report by an independent auditor to Auston confirming that the value of the assets of M2B Asia is no less than that of the amount of consideration to be paid by Auston. Following the completion of the transaction, the Company would hold more than 50% of the shares of Auston. The Company believes that prior to entering into the Agreement, there were no material relationships between or among M2B Asia, the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the shareholders or their respective affiliates, on the other. The Company, through one of its subsidiaries owns 11.1% of Auston, and Auston has no ownership in the Company. One of the Company's directors is also a director of Auston, however, said director did not vote on the approval of the transaction.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.


NUMBER   DESCRIPTION
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10.1     Sale and Purchase Agreement dated January 15, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 18, 2007                          AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President